Exhibit 99.1

KBW Investor Presentation July 28, 2009

Forward-looking Statements This presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: governmental intervention in the U.S. financial system; changes in consumer spending, borrowing and savings habits; deterioration in the asset value of Park's loan portfolio may be worse than expected; Park's ability to execute its business plan successfully and within the expected timeframe; Park's ability to successfully integrate acquisitions into Park's operations; general economic and financial market conditions, specifically the real estate market, either national or in the states in which Park and its subsidiaries do business, are less favorable than expected; Park's ability to convert its Ohio-based divisions to one operating system; deterioration in credit conditions in the markets in which Park's subsidiary banks operate; changes in the interest rate environment reduce net interest margins; competitive pressures among financial institutions increase significantly; changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; the effect of critical accounting policies and judgments; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and in "Item 1A. Risk Factors" of Part II of the Quarterly Report on Form 10-Q for the period ended June 30, 2009. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Annualized, pro forma, projected and estimated amounts are presented for illustrative purposes and may not reflect actual results.

Table of Contents PRK Overview Leadership Team Selected Financial Data Peer Group Comparison Why invest in Park National Corporation? Appendix: Profiles of PRK Affiliate Banks

Park National Corporation (Park) is a $7.0 billion bank holding company headquartered in Newark, Ohio. Park has two bank subsidiaries and 154 full-service offices: The Park National Bank (11 bank divisions in Ohio) Vision Bank, which has bank divisions in Florida and Alabama. Established in 1908, The Park National Bank ("PNB") is a leading community bank in Ohio. Our unique banking style combines local, personalized service and attention with the resources, security and expertise of a major bank Dominant market share in the majority of the towns where we do business Management team has on average 20 years of industry experience PNB operates 11 community bank divisions, a data processing and IT division, 2 specialty finance companies and a title company Operating in 29 Ohio counties & 1 Kentucky county Vision Bank (acquired by Park in March 2007) operates two community bank divisions headquartered in Gulf Shores, Alabama and Panama City, Florida. 15 commercial banking offices stretching along the Gulf Coast from Mobile Bay, Alabama to east of Panama City, Florida Company Profile I. PRK Overview

Maximize long-term return to our shareholders by: Acting at all times with integrity and concern for the well-being of our customers, our community and our associates; Providing financial products and services of such high value that our customers view us as unique; Operating our banks so as to assure financial strength and soundness, in order to protect our depositors and shareholders. Our primary focus is to provide customers with competitive products, sound financial advice and extraordinary service: Deep commitment to the communities we serve Dedicated to serving our customers personally, rapidly, honestly and thoroughly Long-term financial success through best of quality and service to our customers Treat one another well within the bank; invest in improvement; and operate the bank soundly so as to safeguard the interests of our depositors and investors Our Mission

Company Overview Franchise Map Headquarters: Newark, OH Assets: $7.0 billion Loans: $4.6 billion Deposits: $5.1 billion TC Equity: $485 million TARP: $100 million Market Cap: $785 million 154 branches between two bank subsidiaries across 4 states Park National Bank 11 bank divisions in Ohio and Kentucky Vision Bank Bank divisions Florida and Alabama Business lines Full service consumer and commercial banking Trust Specialized finance Title agency Consumer finance Asset management Source: SNL Financial; Company Filings and Microsoft MapInfo Financials as of 3/31/2009 Gulf Shores Newark Panama City

1908 1908 The Park National Bank is established A Successful History of Disciplined Strategic Growth (14 acquisitions; 2 De Novos) 1985 1985 Acquisition of Fairfield National Bank 1987 1987 Park National Corporation holding company is established Acquisition of Richland Trust Company 1990 1990 Acquisition of Century National Bank 1994 1994 Acquisition of Scope Aircraft Finance 2007 1997 1999 2000 2001 2005 2006 1997 Acquisition of First- Knox National Bank Acquisition of Farmers Savings Bank 1999 Guardian Finance Company established 2000 Acquisition of United Bank Acquisition of Second National Bank 2001 Park Title Agency established Acquisition of Security National Bank Acquisition of Citizens National Bank Acquisition of Unity National Bank 2005 Acquisition of First Federal Savings Bank of Eastern Ohio (merged with Century National Bank) Acquisition of First Clermont Bank (became the Park National Bank of Southwest Ohio & Northern Kentucky division) 2006 Acquisition of Anderson Bank (merged with The Park National Bank of Southwest Ohio & Northern Kentucky division) 2007 Acquisition of Vision Bank

Park Executive Management C. Daniel DeLawder - Chairman and Chief Executive Officer - Age: 59 - Chairman, Chief Executive Officer and Board Member of The Park National Bank and Park National Corporation (Corporation or Park) headquartered in Newark, Ohio. He served previously as President of The Park National Bank and Park. He served as President of the Fairfield National Bank, a division of The Park National Bank, from 1985 through 1991. He also currently serves on the Boards of MedBen, Truck One, Inc. and Fleet Service, Inc. Mr. DeLawder received his B.S.Ed., cum laude from Ohio University in Athens and joined Park immediately following graduation. He is a graduate of numerous bank industry educational programs. Mr. DeLawder is a member of the Board of Directors of the Federal Reserve Bank of Cleveland. He is the immediate past chairman of the Board of Trustees of Ohio University. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director-at-Large of the Community Bankers Association of Ohio. David L. Trautman - President - Age: 48 - President and Board Member of The Park National Bank and Park National Corporation headquartered in Newark, Ohio. He also serves as Secretary of the Corporation. He served as President of First-Knox National Bank, a division of The Park National Bank, from May 1997 through January 2002, and as its Chairman from 2001 to 2006. In addition, he served on the Board of the United Bank of Bucyrus, a division of The Park National bank, from 2000 to 2006. Mr. Trautman received his BA from Duke University and joined Park immediately following graduation. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute. Mr. Trautman is past Chairman of the Ohio Bankers League, Kenyon College Board member, member of Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of the Licking County Foundation. II. Leadership Team

Park Executive Management (continued) John W. Kozak - Chief Financial Officer - Age: 54 - Chief Financial Officer of Park since April 1998 (became an executive officer of Park on July 22, 2002); Senior Vice President since January 1999, Chief Financial Officer since April 1998, a Member of the Board of Directors since December 2006, and Vice President from 1991 to 1998, of The Park National Bank; Chief Financial Officer from 1980 to 1991, and a Member of the Board of Directors from 1988 to May 2006 of Century National Bank. Mr. Kozak received his B.S. Degree in Accounting from The Ohio State University in 1977. Graduated summa cum laude and received the Pacesetter Award from the College of Business. Brady T. Burt - Chief Accounting Officer - Age: 37 - Chief Accounting Officer of Park since April 2007. Prior to joining Park, Mr. Burt served Vail Banks, Inc. in various capacities, including EVP-Chief Financial Officer from June 2005 to November 2006, SVP-Director of Internal Audit from September 2003 to June 2005, and VP-Assistant Audit Director from April 2002 to September 2003. Mr. Burt was also employed by Bank One from August 2001 to March 2002 and Coopers & Lybrand from September 1994 to August 2001, working in various accounting roles. Mr. Burt received his B.S. Degree in Accounting from Miami University in 1994. He currently serves on the Finance Committee of the Licking County United Way and is a member of Rotary International.

Experienced Management Team Name Position Age Years with PRK Years In Industry C. Daniel DeLawder Chairman & CEO 59 38 38 David L. Trautman President 48 26 26 John W. Kozak Chief Financial Officer 54 29 29 Senior leadership consists of 16 executives with proven local market experience Management team averages 25 years of banking experience Average Management tenure at Park National is approximately 22 years

Management Team - continued Name Position Age Years with PRK Years In Industry Brady T. Burt VP - Chief Accounting Officer 37 2 8 Tom Button SVP - Chief Credit Officer 49 12 23 Tom Cummiskey SVP - Trust 39 9 11 Lynn B. Fawcett SVP - Operations 50 19 19 William C. Fralick President - Security National Bank 54 33 33 Bob Kent President - Scope Aircraft Finance 51 6 26 Timothy J. Lehman SVP - Consolidated Computer Center 44 14 14 Laura Lewis SVP - Human Resources & Marketing 49 25 25 Thomas M Lyall President - Century National Bank 63 38 38 Cheryl Snyder SVP - Retail Lending 52 30 32 Jeff A. Wilson SVP - Director of Internal Audit 42 5 12 William R. Wilson SVP - Commercial Lending 60 39 39 Gordon E. Yance President - First Knox National Bank 61 31 31

Results Count - ROA and ROE History - PRK, excluding Vision Park ROA Peer median ROA Park ROE * Peer median ROE Q2 2009 - YTD annualized 1.76% N/A 23.16% N/A Q1 2009 annualized 1.68% 0.07% 22.63% -0.56% 2008 1.64% -0.04% 21.60% -1.80% 2007 1.52% 0.87% 17.88% 9.45% 2006 1.75% 1.11% 16.71% 12.23% 2005 1.71% 1.14% 17.07% 12.96% 2004 1.81% 1.15% 17.37% 13.15% 2003 1.81% 1.15% 17.33% 13.53% 2002 1.93% 1.21% 17.56% 14.46% 2001 1.84% 1.15% 17.33% 13.39% 2000 1.65% 1.15% 16.55% 14.97% III. Selected Financial Data * Calculated using average common equity for Park National Corporation, excluding Vision Bank. Source: SNL Financial; Company Filings as of June 30, 2009, unless noted otherwise Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

Park National Corporation, excluding Vision - Income Statement (in thousands) Six months ended June 30, 2009 Dec. 31, 2008 Dec. 31, 2007 Dec. 31, 2006 Net interest income $ 122,937 $ 228,808 $ 210,921 $ 213,244 Provision for loan losses 9,743 23,524 10,051 3,927 Net Interest Income after Provision 113,194 205,284 200,870 209,317 Non Interest Income 44,510 81,820 68,175 64,762 Non Interest Expense 82,101 152,366 151,584 141,002 Net income 53,272 94,895 83,388 94,091 Prior to our acquisition of Vision Bank in 2007, Park had a history of being a top performing community bank.

Vision Bank - Income Statement (in thousands) Six months ended June 30, 2009 Dec. 31, 2008 Dec. 31, 2007 Dec. 31, 2006 Net interest income $ 13,290 $ 27,065 $ 23,754 N/A Provision for loan losses 18,400 46,963 19,425 N/A Net Interest Income after Provision (5,100) (19,898) 4,329 N/A Non Interest Income 1,797 3,014 3,464 N/A Non Interest Expense 13,912 27,149 18,545 N/A Net (loss) before impairment (10,575) (26,201) (6,646) N/A Goodwill impairment charge - 54,986 54,035 N/A Net (loss) (10,575) (81,187) (60,681) N/A

Park National Corporation - Income Statement (in thousands) Six months ended June 30, 2009 Dec. 31, 2008 Dec. 31, 2007 Dec. 31, 2006 Net interest income $ 136,227 $ 255,873 $ 234,677 $ 213,244 Provision for loan losses 28,143 70,487 29,476 3,927 Net Interest Income after Provision 108,084 185,386 205,201 209,317 Non Interest Income 38,967 84,834 71,640 64,762 Non Interest Expense 96,013 179,515 170,129 141,002 Net income before impairment - 68,688 76,742 - Goodwill impairment charge - 54,986 54,035 - Net income 42,697 13,708 22,707 94,091

Park National Corporation - Balance Sheet (in millions) June 30, 2009 Dec. 31, 2008 Dec. 31, 2007 Total Investment Securities $ 1,913.6 $ 2,059.1 $ 1,703.1 Total Loans 4,620.0 4,491.3 4,224.1 Total Assets 7,007.6 7,070.7 6,501.1 Total Deposits 5,053.4 4,761.8 4,439.2 Total Liabilities 6,342.5 6,428.1 5,921.1 Total Stockholders Equity 665.1 642.7 580.0

Funding Composition Funding Mix Demand Deposits Transaction Accounts Savings Time Deposits Other East 812959 1155450 838376 2231718 4921 Deposits Senior Debt Other East 5053424 1140688 148357 PRK Peers Cost of Funds 1.23 2.04 Cost of Deposits % (as of 3/31/09) Deposit Composition 80% core deposits contributes to a cost of deposits well below peer levels Source: SNL Financial; Company Filings as of June 30, 2009, unless noted otherwise Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion Total deposit portfolio ($M): $5,053

Park National Bank - The bank of choice Bank Division Name Year joined Park Our bank Total county Park % of market share Rank in market Park National 1908 $ 826,933 $ 1,733,591 47.7% 1 Fairfield National 1985 281,838 1,541,906 18.3% 1 Richland Bank 1987 419,705 1,588,862 26.4% 1 Century National 1990 360,287 1,129,499 31.9% 1 First-Knox National 1997 328,759 623,442 52.7% 1 Second National 2000 210,348 903,496 23.3% 2 Security National 2001 355,470 1,481,708 24.0% 1 Seven largest OH divisions Seven largest OH divisions $ 2,783,340 $ 9,002,504 30.9% Other OH divisions - headquarter counties Other OH divisions - headquarter counties 423,928 3,031,710 14.0% Total OH divisions - headquarter counties Total OH divisions - headquarter counties $ 3,207,268 $ 12,034,214 26.7% Remaining Ohio Bank Deposits Remaining Ohio Bank Deposits $ 598,248 Total Ohio bank Deposits $ 3,805,516 Headquarter Counties of Operation - Deposits (in thousands) Source: FDIC, June 30, 2008

C & I Commercial real estate Residential real estate Real estate construction Consumer East 737748 1112361 1567300 514820 688240 Securities Loans Other East 1921798 4585406 23221 Earning Assets Composition Earning Assets by Type Loans by Type Source: SNL Financial; Company Filings Commercial lending focus on small, closely held businesses within our market Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades Steady growth across all loan categories No unfavorable mix shift since downturn Limited exposure to high risk asset classes Subprime ($35 million exposure) - Guardian Finance Company Alt-A loans / Option Arms ($0 exposure) Nationally syndicated loans ($0 exposure) GSE Preferred, CDO / TRuP ($0 exposure)

2000 2001 2002 2003 2004 2005 2006 2007 2008 6/30/2009 Loan growth 184007 -156082 -94956 45215 171784 53600 99316 126005 351277 150673 Increase / (decrease) in loans (in thousands) Source: Company Filings through June 30, 2009. As reported on the statement of cash flows. Six year loan growth = $203,568 or $33,928 per year

Investment Portfolio Agency Municipals Agency MBS Equity Securities Percentage 318021 31285 1505957 1395 Investment Portfolio Composition Conservative Portfolio Net unrealized gain position of $57.1 million as of June 30, 2009 No Private Label MBS No Single-Issuer or Pooled Trust Preferreds As of June 30, 2009 our investment portfolio totaled approximately $1.9 billion $1.4 billion available-for-sale $0.5 billion held-to-maturity Source: SNL Financial; Company Filings

Park National Corporation, excluding Vision - Non-performing assets (in thousands) June 30, 2009 Dec. 31, 2008 Dec. 31, 2007 Non-accrual loans $ 84,703 * $ 68,305 * $ 38,113 Renegotiated loans - - 2,804 Loans past due 90 days or more 4,312 4,777 4,088 Total nonperforming loans 89,015 73,082 45,005 Other real estate owned 6,197 6,149 6,369 Total nonperforming assets $ 95,212 $ 79,231 $ 51,374 Percentage of nonperforming loans to loans 2.26% 1.92% 1.26% Percentage of nonperforming assets to loans 2.42% 2.08% 1.43% Percentage of nonperforming assets to total assets 1.55% 1.29% 0.91% * Includes Park National Bank loan participations with Vision Bank of $8.4 million and $9.1 million at June 30, 2009 and December 31, 2008, respectively.

Vision Bank - Non-performing assets (in thousands) June 30, 2009 Dec. 31, 2008 Dec. 31, 2007 Non-accrual loans $ 121,730 $ 91,207 $ 63,015 Renegotiated loans 148 2,845 - Loans past due 90 days or more 105 644 457 Total nonperforming loans 121,983 94,695 63,472 Other real estate owned 35,082 19,699 7,074 Total nonperforming assets $ 157,065 $ 114,394 $ 70,546 Percentage of nonperforming loans to loans 17.77% 13.71% 9.93% Percentage of nonperforming assets to loans 22.88% 16.57% 11.04% Percentage of nonperforming assets to total assets 17.87% 12.47% 8.24%

Park National Corporation - Non-performing assets (in thousands) June 30, 2009 Dec. 31, 2008 Dec. 31, 2007 Non-accrual loans $ 206,433 $ 159,512 $ 101,128 Renegotiated loans 148 2,845 2,804 Loans past due 90 days or more 4,417 5,421 4,545 Total nonperforming loans 210,998 167,778 108,477 Other real estate owned 41,279 25,848 13,443 Total nonperforming assets $ 252,277 $ 193,626 $ 121,920 Percentage of nonperforming loans to loans 4.57% 3.74% 2.57% Percentage of nonperforming assets to loans 5.46% 4.31% 2.89% Percentage of nonperforming assets to total assets 3.60% 2.74% 1.88%

Total nonperforming assets Dec. 31, 2007 Dec. 31, 2008 6/30/2009 Park National Bank 51374 79231 95212 Vision 70546 114394 157065 Credit Quality Snapshot Source: SNL Financial; Company Filings

Park National Corporation - ALLL Summary (in thousands) June 30, 2009 Dec. 31, 2008 Dec. 31, 2007 Average loans $ 4,549,313 $ 4,354,520 $ 4,011,307 ALLL - beginning balance 100,088 87,102 70,500 Charge-offs 26,700 62,916 27,776 Recoveries 3,273 5,415 5,568 Provision for loan losses 28,143 70,487 29,476 ALLL of acquired bank - - 9,334 ALLL - ending balance $ 104,804 $ 100,088 $ 87,102 Ratio of net charge-offs to average loans 1.03% 1.32% 0.55% Ratio of ALLL to end of period loans 2.27% 2.23% 2.06%

NCOs % of Average Loans 2002 2003 2004 2005 2006 2007 2008 June 30, 2009 annualized Park National Bank 0.0048 0.0043 0.0028 0.0018 0.0012 0.0039 0.0052 0.0058 Vision 0.0052 0.0569 0.0382 Source: SNL Financial; Company Filings Credit Quality Snapshot

Park Earnings History * Adjusted for goodwill impairment charge of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's diluted EPS for 2008 and 2007 was $0.97 and $1.60, respectively. ** Annualized earnings through June 30, 2009 have been utilized in this calculation. Diluted EPS Dividends Per Share Stock Price Common Book Value Per Share Common Tangible Book Value Per Share Price to Book % Price to Tangible Book % Price to Tangible Book % Price to Earnings Q1 & Q2 2009 $ 2.85 $ 1.88 $ 56.48 $ 56.48 $ 40.20 $ 34.29 141% 141% 165% 9.83 ** 2008 4.91 * 3.77 71.75 71.75 39.15 33.02 156% 156% 180% 14.61 2007 5.40 * 3.73 64.50 64.50 41.54 31.18 155% 155% 207% 11.94 2006 6.74 3.69 99.00 99.00 40.98 35.37 242% 242% 280% 14.69 2005 6.64 3.62 102.64 102.64 39.63 34.72 259% 259% 296% 15.46 2004 6.32 3.41 135.50 135.50 39.28 36.43 345% 345% 372% 21.44 2003 5.97 3.21 113.15 113.15 37.57 36.67 301% 301% 309% 18.95 2002 5.86 2.96 98.80 98.80 35.17 34.06 281% 281% 290% 16.86 2001 5.31 2.75 92.75 92.75 32.00 30.54 290% 290% 304% 17.47 2000 4.58 2.53 89.69 89.69 29.85 28.46 301% 301% 315% 19.58

Price to Tangible Book % 2000 2001 2002 2003 2004 2005 2006 2007 2008 6/30/2009 Park National Corporation 4.58 5.31 5.86 5.97 6.32 6.64 6.74 5.4 4.91 2.85 Park Earnings History Source: SNL Financial; Company Filings 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 (annualized) Park National Corporation 3.15 3.04 2.9 3.09 3.72 2.96 2.8 2.07 1.8 1.65 Diluted EPS * Adjusted for goodwill impairment charge of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's diluted EPS for 2008 and 2007 was $0.97 and $1.60, respectively. * *

Capital Ratios Capital Ratios @ June 30, 2009 Capital Ratios @ June 30, 2009 Capital Ratios @ June 30, 2009 ($ in thousands) Leverage Ratio Tier I Risk Based Capital Risk Based Capital Park National Corporation 8.43% 11.71% 13.43% Park National Bank 5.98% 8.58% 10.74% Vision Bank 10.79% 13.61% 14.90% Minimum capital ratio 4.00% 4.00% 8.00% Well capitalized requirement 5.00% 6.00% 10.00% TARP capital $ 100,000 $ 100,000 $ 100,000

Tangible Common Equity TCE Ratio Shares outstanding Q2 2009 7.01% 14,154,908 2008 6.61% 13,971,727 2007 6.85% 13,964,576 2006 9.13% 13,921,529 2005 9.12% 14,092,626 2004 9.71% 14,320,227 2003 10.56% 14,455,027 2002 11.13% 14,481,564 2001 9.83% 14,637,841 2000 10.09% 14,830,953

Customer Proposition Leads to Core Profitability Yield on Earning Assets % PRK Peers 5.81 5.19 + 62 bps Cost of Funds % PRK Peers 1.84 2.21 - 37 bps Net Interest Margin % PRK Peers 4.26 3.38 + 88 bps Core ROAA % PRK Peers 1.23 0.07 + 116 bps Efficiency Ratio % PRK Peers 51.2 63.8 - 1,260 bps Core ROAE % PRK Peers 13.4 (0.6) + 1,400 bps Dominant market share Favorable pricing Unique local branding strategy makes PRK the regional bank of choice Sector leading margin Historic unparalleled profitability continues Source: SNL Financial; Company Filings as of March 31, 2009 Peers include all banks nationwide with total assets between $3.0 and $10.0 billion

V. Why invest in Park National Corporation? Unique, localized business model makes us the bank of choice for customers Stable, low cost deposit funding, coupled with superior lending rates, contributes to outstanding profitability Favorably positioned to take advantage of excellent growth opportunities in our markets, largely caused by industry dislocation We are strongly capitalized and conservatively managed, with a long-term view toward building shareholder value Experienced leadership team with proven knowledge of local markets

Appendix: Profiles of PRK Affiliate Banks

Ohio Bank Divisions Bank Divisions 2008 Average Assets (in millions) Park National Bank $ 1,839.0 Century National Bank 711.2 Security National Bank 670.0 First-Knox National Bank 658.2 Richland Bank 527.0 Second National Bank 423.1 PNB of Southwest Ohio & N. KY 416.4 Fairfield National Bank 337.4 United Bank 214.1 Unity National Bank 190.8 Citizens National Bank * 150.6 Farmers Bank 119.0 Total $ 6,256.8 The Park National Bank ("Park National Bank"), a national banking association with its main office in Newark, Ohio and financial service offices in Ashland, Athens, Butler, Champaign, Clark, Clermont, Coshocton, Crawford, Darke, Fairfield, Fayette, Franklin, Greene, Hamilton, Hocking, Holmes, Knox, Licking, Madison, Marion, Mercer, Miami, Montgomery, Morrow, Muskingum, Perry, Richland, Tuscarawas and Warren Counties in Ohio and Boone County in Kentucky. * On July 20, 2009, Citizens National Bank merged into Security National Bank.

President: David L. Trautman Age: 48 Years with Park National Bank: 26 Park National Bank first opened for business in 1908 Largest of Park's banking operations Total assets at March 31, 2009: $6,216.2 million (including all divisions of The Park National Bank) President: Thomas M. Lyall Age: 63 Mr. Lyall joined Century National Bank after college in 1971. Worked on operational side of bank and joined the Board of Directors in 1980. Mr. Lyall was named President/COO in 1985 and CEO in 1998. Years with Century National Bank: 38 Century National Bank first opened for business in 1886 President: William C. Fralick Age: 54 Mr. Fralick started at the bank as a management trainee in 1976 after graduating from OSU. He worked in the branches and installment lending for 2 years before transferring into business lending. He eventually became senior lender, and then president in 1997. Years with Security National Bank: 33 Security National Bank first opened for business in 1903 President: Gordon E. Yance Age: 61 Mr. Yance received his Bachelors and Masters Degrees from Ohio University and was employed as a Certified Public Accountant by Coopers & Lybrand for seven years before joining First-Knox. Years with First-Knox National Bank: 31 First-Knox National Bank first opened for business in 1847

President: David J. Gooch Age: 40 Mr. Gooch graduated from Miami University in 1991 with a Bachelor of Science in Business Administration with a major in finance and he graduated in 2004 from the Wisconsin Graduate School of Banking. Years with Richland Bank: 5 (12 total years with Park) Richland Bank first opened for business in 1898 President: Stephen G. Wells Age: 48 Mr. Wells started his career at Park National Bank in 1984 and is a graduate of Mt. Union College and the Graduate School of Banking in Madison, WI. Years with Fairfield National Bank: 12 (25 years with Park) Fairfield National Bank first opened for business in 1873 President: K. Douglas Compton Age: 47 Mr. Compton started in banking in 1985 at Indiana National Bank in Indianapolis. He spent 16 years with Fifth Third Bank in Ohio, Indiana and Kentucky. His career with Park started in Dayton in November, 2004. Years with Park National Bank of Southwest Ohio & Northern Kentucky: 5 Park National Bank of Southwest Ohio & Northern Kentucky first opened for business in 2005, after the acquisition of First Clermont Bank President: John Swallow Age: 52 Mr. Swallow has over 34 years of banking experience. He attended Edison Community College and Wright State University Graduated from the Graduate School of Banking at the University of Wisconsin-Madison, the National Commercial & Installment Lending Schools at the University of Oklahoma and the Kellogg Graduate School of Management at Northwestern University. Years with Second National Bank: 24 Second National Bank first opened for business in 1883

President: Donald R. Stone Age: 51 He has been President of United Bank since January 2001. He received his undergraduate degree from Ohio State with a Bachelors of Science in Business and a MBA from University of Toledo in 1984 and is a graduate of the Graduate School of Banking 1991, Central States Conference of Bankers Associations and the University of Wisconsin - Madison Years with United Bank: 13 President: John A. Brown Age: 40 Mr. Brown joined Park National Bank in 1991 and currently serves as President of Unity. Brown graduated cum laude from the University of Toledo with a bachelor's degree in business administration. Brown is also a graduate of the American Bankers Association's National Consumer Credit School and the Graduate School of Banking at Wisconsin. Years with Unity National Bank: 6 years (18 total years with Park) Unity National Bank first opened for business in 1884 President: James S. Lingenfelter Age: 51 Mr. Lingenfelter is a graduate of Capital University, Columbus Ohio with a B.A in Business / Economics, Commercial Lending School at the University of Oklahoma and Graduate School of Banking, Madison, WI Years with Farmers Bank: 21 years Farmers Bank first opened for business in 1930 President: Earl W. Osborne Age: 55 Mr. Osborne was hired in 1999 to start a new consumer finance company, as a subsidiary of Park National Corporation. Prior to joining Park, Mr. Osborne was President/CEO of The Modern Finance Company, a family-owned company. Years with Guardian Finance Company: 10 Guardian Finance first opened for business in 1999

President: Bob Kent Age: 51 He has spent 6 years at PRK focusing on Aircraft Lending, Finance Company Lending, Corporate Loan Committee, Vision Bank Alabama Credit Liaison. Years with Park/Scope: 6 Scope Aircraft Finance first opened for business in 1975

Florida Bank Vision Bank ("Vision Bank"), a Florida state-chartered bank with its main office in Panama City, Florida and financial service offices in Baldwin County, Alabama and in Bay, Gulf, Leon, Okaloosa, Santa Rosa and Walton Counties in the panhandle of Florida. Bank Affiliate 2008 Average Assets (in millions) Vision Bank 904.4

President: Joey W. Ginn Age: 50 Mr. Ginn received a B.S. in Finance and M.B.A, with concentration in Accounting, both from the University of South Alabama. He is also a graduate of the Graduate School of Banking of the South at LSU Mr. Ginn has 25 years of banking experience Years with Vision Bank: 8.5 Vision Bank first opened for business in 2000